UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2017

ATLAS GROWTH PARTNERS, L.P.

(Exact name of registrant specified in its charter)

Delaware	000-55603	80-0906030
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Houston Street, Suite 300

Fort Worth, TX 76102

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (412) 489-0006

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emergent growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Summary Compensation Table

On May 15, 2017, the bonus awards for each of the named executive officers (“NEOs”) of Atlas Growth Partners, L.P. (the “Company”) for performance during the fiscal year ended December 31, 2016 were finalized. Pursuant to Item 5.02(f), the bonus awards for the NEOs for the fiscal year ended December 31, 2016 are set forth below together with the other compensation previously reported.

SUMMARY COMPENSATION TABLE

Name	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(2)	Non-equity incentive plan compensation ($)	All other compensation ($)		Total ($)
Edward E. Cohen	2016	140,000		334,000		94,000	30,177	(3)	598,177
	2015	95,000		1,607,500		60,000	422,687		2,185,187

Jeffrey M. Slotterback	2016	56,038	82,000	167,000		43,500	0		348,538
	2015	41,077		225,050		60,000	20,634		1,466,347

Daniel C. Herz	2016	100,000		334,000		74,000	1,920	(4)	509,920
	2015	65,000		1,607,500		200,000	124,633		1,997,133

Jonathan Z. Cohen	2016	100,000		334,000		74,000	64,248	(5)	572,248
	2015	83,462		1,607,500		50,000	421,238		2,162,199

Mark D. Schumacher	2016	75,000		167,000		53,500	1,920	(6)	297,420
	2015	75,000		1,125,250		100,000	6,892		1,307,142

(1)	For fiscal year 2016, the amounts reflect the grant date fair value of the phantom units under the Atlas Energy Group Plan. The grant date fair value was determined in accordance with FASB ASC Topic 718 and is based on the market value on the grant date of Atlas Energy Group units. For fiscal year 2015, the amounts reflect the grant date fair value of the phantom units under the Atlas Energy Group Plan. The grant date fair value was determined in accordance with FASB ASC Topic 718 and is based on the market value on the grant date of Atlas Energy Group units.
(2)	The amounts in this column reflect the grant date fair value of options awarded under the Atlas Energy Group Plan calculated in accordance with FASB ASC Topic 718.
(3)	Includes our allocated portion of the matching contribution of $148,077 under the Atlas Energy Deferred Compensation Plan and our allocated portion of tax, title and insurance premiums for Mr. E. Cohen’s automobile.
(4)	Represents our allocated portion of an automobile allowance.
(5)	Comprised of (i) our allocated portion of the matching contribution of $133,846 under the Atlas Energy Deferred Compensation Plan, and (ii) our allocated portion of $187,393 paid under the agreement relating to Lightfoot.
(6)	Represents our allocated portion of an automobile allowance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ENERGY GROUP, LLC

Dated: May 19, 2017	By:	/s/ Jeffrey M. Slotterback
		Name:	Jeffrey M. Slotterback
		Title:	Chief Financial Officer